Investor Presentation
November 2003

Company Overview

Larissa Herda

Chairman, CEO and
President

Safe Harbor Statement . . .

Statements made during today’s presentation may include certain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  These statements are based on management’s current expectations and are subject to risks and uncertainties.  These risks include the risks summarized in the Company’s filings with the SEC, especially the section entitled “Risk Factors” in its Annual Report on Form 10-K for
the fiscal year ended December 31, 2002.

Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

State of the Industry. . ..

Competitive pressures in all markets

. . A tough environment.

Carriers’ revenue under pressure

Regulatory uncertainty

Enterprise spending improving

Data and IP continues to grow

TWTC’s Success . . .

Focusing on Enterprise Customers

We’ve Grown a More Diverse Revenue
Stream …

(1) For third quarter 2003, excluding the WorldCom and reciprocal compensation settlements.

(2) For the third quarter 2003, Data and Internet revenues grew 10% on an as reported basis and 44% excluding the impact of the
WorldCom settlement and WorldCom disconnects, as compared to the same period last year.

. . Even in a tough environment.

Adding On-Net Buildings

is a Critical Asset  …

Delivering New Data & IP Revenues

to Fuel Growth.

End Users now
represent 49% of
revenue (1)

More than 3,800

on net buildings

44% increase excluding
impacts of WorldCom (2)

TWTC - Who We Are . . ..

. . . TWTC is the “Last-Mile” Solution for Business.

Local company with a
national presence

Network Integrator

Complex data & voice
solutions

Local fiber facilities

Delivering a better value

We’re Positioned for Growth . . .

Service

Infrastructure

Converged Network Architecture

Local and Regional Fiber Networks

On-Net Buildings

Packet Telephony and Class 5 Switches

National IP Backbone

Company Stability

Diverse, Scalable

Network

Complex Data &

Voice Integration

Voice - Local, Long Distance

Private Line - DS-n, OC-n

Wavelengths

Integrated Access

Metro Ethernet - 10Mb to 1Gig

IP Solutions

Lower Total Cost of Ownership

                      Service Reliability, Dependability

                      Data / Voice Expertise

                      Proactive and Responsive

The

TWTC

Difference

A Team Committed

To Growth

        Local & National

           Telecom Experience

        289 Sales Reps

        Data Consultant Team

        24 x 7 Responsiveness

        Attracting the Industry’s

           Top People

Our Product Set Is Evolving .. . .

Our Product Set

Transport

Switched
Services

Data & Internet

1998

Today

Local Private Line

          (DS-1/3, OC-3/12)

Long Haul Private Line

           (DS-1/3)

Local Private Line

             (DS-1/3, OC-3/12/48/192)

Long Haul Private Line

             (DS-1/3, OC-3/12/48/192)

Wavelengths @ 2.5G, 10G

Local Voice

          (PRI, Digital Trunks)

Local Voice

            (PRI, Digital Trunks)

Long Distance

Integrated Access (IP, TDM, n x T1)

Internet – DS-0 to Gigabit Ethernet

Native LAN

          Customer Direct Native LAN

          Switched Native LAN

          SONET Native LAN

Storage Transport

          (ESCON, FICON, Fiber Channel)

Time Warner Telecom –
Offers A Better Value & Solution

TWTC IP Backbone

Gigabit Ethernet Ring

Gigabit Ethernet Ring

HCA/HealthONE – Our 500th Native LAN Customer

TWTC Native

LAN Network

Time Warner Telecom –
Offers A Better Value & Solution !

Native LAN Value

Plug ‘n  Play

Ethernet ports typically in place

Highly Scalable (well beyond
Frame Relay)

10 Mb to 1 Gig

Robust  Internet Access

Easily Layer on Additional
Applications

Voice over IP Platform

Ethernet Ports Much Less
Expensive

Can’t Do This Application
With RBOC Frame Relay

More than 40% Less
Expensive than RBOC
Private Line

More than 40% Less than
RBOC ATM

TWTC Offers a Lower
Total Cost of Ownership

Our Customers Include . . ..

. . . A quality group of customers.

Healthcare

Governmental

HCA/HealthONE

Air Force - Kelly Air Force Base

Duke University Health Systems

Lackland Air Force Base

St. Luke’s Regional Medical Center of Ohio

Wright-Patterson AFB

Lexington Medical Center

Fairchild Air Force Base

Lourdes Hospital

Patrick Air Force Base

Saltzer Medical Group

Kirtland Air Force Base

Geneva General Hospital

Navy

Carondelet Health Network

Army

Epic Imaging

Kennedy Space Center

Blue Cross Blue Shield of North Carolina

Veterans Administration

Financial

General Services Administration

Fidelity Integrated Financial Solutions

Dodge & Cox

Equitable Bank

Piper Jaffray

TWTC Where We Are Headed . . ..

Transport

Switched
Services

Data

&

Internet

Wavelengths

VoIP - LD

Hosted Telephony

Unified Communication

SIP / H.323 Trunks

VPN

Security / Firewall

SPAM Control

Virus Scanning

802.16 Wireless ?

Extended Native LAN

VoIP Disaster Recovery

TWTC Positioned For The Future . . .

An excellent track record

Demonstrated product innovation

An experienced & tested team

Focused on delivering
customers a better value!

Financial

David Rayner

Senior Vice President and
CFO

Disconnects

            - WorldCom: Lost $11.4 M or

           $45 M annualized (2)

Intercarrier compensation
rate decreases

            - Lost $4 M or $16 M annualized

Revenue diversification

            - 49% of revenue from end users (3)

            - 23% increase in end user revenues

year over year

Strong customer growth

            - Nearly 8,000 end user customers

            - 20% growth in end user customers

year over year

Ongoing cost efficiencies

            - $10.4M EBITDA increase, year over year

approx. $40 M annualized (3)

We Have Made Substantial Progress (1)

The Challenges

Our Results

. . . Despite strong headwinds.

(1) For the quarter ended September 30, 2003.

(2) Excluding the WorldCom settlement.

(3) Excluding the WorldCom and reciprocal compensation settlements.

Our Customer & Revenue Mix (1) . . .

100%

10%

38%

52%

A year ago

100%

6%

Intercarrier
Compensation

49%

45%

End User

Carrier & ISP

Today

(1) Revenue for the three months ended September 30, 2003 excluding WorldCom and reciprocal compensation settlements.

. . . Is Changing.

Intercarrier

Compensation

End User

Carrier/ISP

Our Track Record
     Shows our progress . . .

    (3%)

     (2.2)

    68.0

   70.2

             Carrier subtotal

   43%

      2.0

      6.7

    4.7

              Other (2)

   (6%)

     (4.2)

    61.3

   65.5

             Recurring Carrier

   (2%)

(35%)

     1%

(68%)

23%

%

$   (3.8)

$163.4

$167.2

Recurring Revenue

     (5.3)

      9.8

    15.1

        Intercarrier Compensation

     1.5

153.6

152.1

    Service Revenue

        Other carriers and ISPs

    (11.4)

      5.4

    16.8

        WorldCom, excluding

             Switched Access

$  15.1

$  80.2

$  65.1

        End User

$

Q3 2003(1)

Q3 2002

Revenue

(1) Excludes the WorldCom and reciprocal compensation settlements in Q3 2003.

      See Q3 Earnings Press Release at www.twtelecom.com  for definition and reconciliation to nearest GAAP measure.

(2) Includes termination liability, minimum revenue commitment and other significant carrier dispute resolutions.

$ in millions

Change

EBITDA
Less: WorldCom Settlement

$464.5

      Balance – Sept. 30, 2003

        (For the 12 mo. Ended 9/30/03):

$380.0

$(14.5)

(170.0)

155.5

309.0

        Net Decrease

        Other changes

        Debt service-interest & principal

        Capital Expenditures

Key Components of Change in

Cash & Marketable Debt Securities

$(14.5)

    (3.2)

(124.4)

   (97.5)

      Net Decrease

      Less:  Increase in bank debt

      Revolver

Undrawn Bank Financing

                Subtotal

      Balance – Sept. 30, 2002

Change in Cash and

Marketable Debt Securities

$ in millions

Change in Cash – Trailing 12 Months . . .

   (20.3)

210.6

$230.9

Financing . . ..

$       9

Capital Lease Obligations

$   746

Net Debt

($  465)

     Less Cash

$1,211

Total Debt

$   400

2011 Unsecured Sr. Notes

$   400

2008 Unsecured Sr. Notes

$380

         $0

$380

Revolver

$380

$   402

$800

-

$   402

$420

Term Loans

Undrawn
Amount

Outstanding
Amount

Total
Financing

Key Bank Covenants:

Consolidated Leverage Ratio (Net Debt/EBITDA)

2.7 x

Consolidated Interest Coverage Ratio (EBITDA to Interest Exp., Net)

2.4 x

Financing – September 30, 2003

$ in millions

_____________________________________________

TWTC’s Keys to Success .. . .

Differentiate product suite

Diversified revenue stream

Focus on ROI

Expand IP-Based offerings

Increase end user revenues

Selective investments and

ongoing cost efficiencies

Today’s Position

Ongoing Initiatives